Rethinkmyhealthcare Inc.
55 Lane Road
Suite 430
Fairfield NJ 07004

PURCHASE ORDER

SCWORX CORP
590 Madison Ave
NY NY 10022

Attn: Marc Schessel

P.O. # 158874

Date 04/09/2020

Item	Description	Unit Price	Quantity	Amount
Product	ProMedical COVID19 Rapid Test Kits	17.50	2000000.00	35,000,000.00
Product				

NOTES: Revolving Order for the next 6 months. Weekly Delivery of 2MM pieces. For Government Programs. Total pieces 48MM pieces, FOB US Port

Subtotal	35,000,000.00
Total	35,000,000.00
Amount Paid	0.00
P.O. Total	35,000,000.00